Revenues	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenues
14.	Revenues
The following table presents the disaggregation of revenue from contracts with the customers:

	For the year ended December 31,
	2023	2024	2025
	RMB	RMB	RMB	US$
Revenues - Products
Air mobility solutions	99,470	439,533	390,542	55,846
Others	1,490	1,108	14,495	2,073

Subtotal-Products	100,960	440,641	405,037	57,919

Revenues - Services
Air mobility solutions	5,259	3,787	4,612	660
Others	11,207	11,724	8,332	1,191

Subtotal-Services	16,466	15,511	12,944	1,851

Total Revenues	117,426	456,152	417,981	59,770

Payment terms
For the Group’s Air mobility solutions and Aerial media solutions, the Group typically requires a portion of payments upfront and the remaining amounts are contractually due ranging from three to six months. Regarding the Smart city management solutions, the timing of billing varies depending on contractual payment schedules with milestone billings and the completion of the quality-assurance warranty period. In instances where the timing of revenue recognition differs from the timing of invoicing, the Group has determined that its contracts do not include a significant financing component at the inception of the contracts.
Contract balances
Contract balances include accounts receivable. Accounts receivable re pre
sents the billed amounts related to the Company’s rights to consideration as performance obligations are satisfied and the rights to payment become unconditional but for the passage of time.
Contract liabilities represent payments received from customers for which the corresponding products or services have not yet been transferred to customers. The contract liabilities were primarily contributed by advance from customers of sales of passenger-grade UAVs. Revenue of RMB4,309, RMB16,118 and RMB10,723 (US$1,533) were recognized during the years ended December 31, 2023, 2024 and 2025 from the balance included in the contract liabilities on January 1, 2023, 2024 and 2025, respectively.